UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): December 4, 2024

BURTECH ACQUISITION CORP.

(Exact name of registrant as specified in its charter)

Delaware	001-41139	86-2708752
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

3529 Porter St

Washington, DC 20016

(Address of principal executive offices, including zip code)

(202) 600-5757

Registrant’s telephone number, including area code:

Not Applicable
(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol	Name of each exchange on which registered
Units, each consisting of one share of Class A Common Stock and one Redeemable Warrant	BRKHU	The Nasdaq Stock Market, LLC
Class A Common Stock, par value $0.0001 per share	BRKH	The Nasdaq Stock Market, LLC
Warrants, each exercisable for one share of Class A Common Stock for $11.50 per share	BRKHW	The Nasdaq Stock Market, LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 8.01	Other Events.

As previously disclosed, on December 22, 2023, BurTech Acquisition Corp. ( “BurTech”), BurTech Merger Sub Inc., a Delaware corporation and a direct, wholly owned subsidiary of BurTech (“Merger Sub”), Blaize, Inc., a Delaware corporation (“Blaize”), and for the limited purposes set forth therein, Burkhan Capital LLC, a Delaware limited liability company and affiliate of BurTech (“Burkhan”), entered into an Agreement and Plan of Merger (as amended on April 22, 2024, October 24, 2024 and November 21, 2024, and as may be further amended and/or amended and restated, the “Merger Agreement”), pursuant to which Merger Sub will merge (the “Merger”) with and into Blaize, whereupon the separate corporate existence of Merger Sub will cease and Blaize will be the surviving company and continue in existence as a wholly owned subsidiary of BurTech, on the terms and subject to the conditions set forth therein (collectively with the other transactions described in the Merger Agreement, the “Business Combination”). In connection with the consummation of the Business Combination, BurTech will be renamed “Blaize Holdings, Inc.” The combined company after the Business Combination is referred to in the proxy statement/prospectus as “New Blaize.”

On December 4, 2024, BurTech issued a press release announcing that in order to extend the time to complete its Business Combination, BurTech will be holding a special annual meeting (the “Annual Meeting”) on December 9, 2024 to extend the time to complete the Business Combination, from December 15, until May 15, 2025, on a month-to-month basis by depositing into the Trust Account $0.05 per non-redeemed share of Class A Common Stock.

As of November 29, 2024, the redemption price per Class A Common Stock was approximately $11.49 (which is expected to be the same approximate amount on December 5, 2024, two (2) business days prior to the scheduled date of the Special Annual Meeting), based on the aggregate amount on deposit in the Trust Account which was $49,932,574.13 (including interest), after deducting approximately $621,274 to pay allowable taxes, and divided by the total number of issued and outstanding public shares of Class A Common Stock. The closing price of the Class A Common Stock on Nasdaq on December 2, 2024 was $11.50.

A copy of the press release is attached as Exhibit 99.1 to this Current Report on Form 8-K and incorporated herein by reference.

Cautionary Statement Regarding Forward Looking Statements

This report contains forward-looking statements within the meaning of Section 27A of the U.S. Securities Act of 1933, as amended (the “Securities Act”), and Section 21E of the U.S. Securities Exchange Act of 1934, as amended (the “Exchange Act”) that are based on beliefs and assumptions and on information currently available to BurTech and Blaize including statements regarding Blaize’s business plans and growth strategies, market opportunities, and financial prospects. In some cases, you can identify forward-looking statements by the following words: “may,” “will,” “could,” “would,” “should,” “expect,” “intend,” “plan,” “anticipate,” “believe,” “estimate,” “predict,” “project,” “potential,” “continue,” “ongoing,” “target,” “seek” or the negative or plural of these words, or other similar expressions that are predictions or indicate future events or prospects, although not all forward-looking statements contain these words. Forward-looking statements are predictions, projections and other statements about future events that are based on current expectations and assumptions and, as a result, are subject to risks and uncertainties. Many factors could cause actual future events to differ materially from the forward-looking statements in this document, including but not limited to: (i) the risk that the previously disclosed proposed business combination (the “proposed transaction”) may not be completed in a timely manner or at all, which may adversely affect the price of BurTech’s securities; (ii) the risk that the proposed transaction may not be completed by BurTech’s business combination deadline and the potential failure to obtain an extension of the business combination deadline if sought by BurTech; (iii) the failure to satisfy the conditions to the consummation of the proposed transaction, including the approval of the proposed transaction by BurTech’s stockholders, the satisfaction of the minimum aggregate transaction proceeds amount following redemptions by BurTech’s public stockholders and the receipt of certain governmental and regulatory approvals; (iv) the failure to obtain adequate financing to complete the proposed transaction and to support the future working capital needs of Blaize and the combined company; (v) the effect of the pendency of the proposed transaction on Blaize’s business relationships, performance, and business generally; (vi) risks that the proposed transaction disrupts current plans of Blaize and potential difficulties in the retention of Blaize’s employees as a result of the proposed transaction; (vii) the outcome of any legal proceedings that may be instituted against BurTech or Blaize related to the merger agreement and the proposed transaction; (viii) changes to the proposed structure of the proposed transaction that may be required or appropriate as a result of applicable laws or regulations or as a condition to obtaining regulatory approval of the proposed transaction; (ix) the ability to maintain the listing of BurTech’s securities on Nasdaq; (x) the price of BurTech’s securities, including volatility resulting from changes in the competitive and highly regulated industries in which Blaize operates, variations in performance across competitors, changes in laws and regulations affecting Blaize’s business and changes in the combined capital structure; (xi) the ability to implement business plans, forecasts, and other expectations after the completion of the proposed transaction, including the possibility of cost overruns or unanticipated expenses in development programs, and the ability to identify and realize additional opportunities; (xii) the enforceability of Blaize’s intellectual property, including its patents, and the potential infringement on the intellectual property rights of others, cyber security risks or potential breaches of data security; (xiii) the incurrence of significant expenses to remediate, or damage to Blaize’s reputation as a result of, any defects in Blaize’s products; and (xiv) other risks and uncertainties set forth in the section entitled “Risk Factors” and “Cautionary Note Regarding Forward-Looking Statements” in BurTech’s Annual Reports on Form 10-K, Quarterly Reports on Form 10-Q and Current Reports on Form 8-K that are available on the website of the Securities and Exchange Commission (the “SEC”) at www.sec.gov and other documents filed, or to be filed with the SEC by BurTech, including the Registration Statement (defined below). The foregoing list of factors is not exhaustive. There may be additional risks that neither BurTech nor Blaize presently know or that BurTech or Blaize currently believe are immaterial that could also cause actual results to differ from those contained in the forward-looking statements. You should carefully consider the foregoing factors and the other risks and uncertainties that will be described in the definitive proxy statement to be filed by BurTech with the SEC, including those under “Risk Factors” therein, and other documents filed by BurTech from time to time with the SEC. These filings identify and address other important risks and uncertainties that could cause actual events and results to differ materially from those contained in the forward-looking statements. Forward-looking statements speak only as of the date they are made. Readers are cautioned not to put undue reliance on forward-looking statements, and BurTech and Blaize assume no obligation and, except as required by law, do not intend to update or revise these forward-looking statements, whether as a result of new information, future events, or otherwise. Neither BurTech nor Blaize gives any assurance that either BurTech or Blaize will achieve its expectations.

Additional Information and Where to Find It

In connection with the Business Combination, BurTech has filed with the SEC a Registration Statement on Form S-4 (the “Registration Statement”), and the Registration Statement was declared effective on December 2, 2024. BurTech will mail a definitive proxy statement/prospectus relating to the proposed transaction to its stockholders. This press release does not contain all the information that should be considered concerning the proposed transaction and is not intended to form the basis of any investment decision or any other decision in respect of the proposed transaction. BurTech may file other documents regarding the proposed transaction with the SEC, and BurTech’s stockholders and other interested persons are advised to read, when available, the preliminary proxy statement/prospectus and the amendments thereto, the definitive proxy statement/prospectus and the other documents filed in connection with the proposed transaction, as these materials will contain important information about Blaize, BurTech and the proposed transaction. When available, the definitive proxy statement/prospectus and other relevant materials for the proposed transaction will be mailed to stockholders of BurTech as of a record date to be established for voting on the proposed transaction and the other matters to be voted upon at a meeting of BurTech’s stockholders to be held to approve the proposed transaction and such other matters. Such stockholders will also be able to obtain copies of the preliminary proxy statement/prospectus, the definitive proxy statement/prospectus and other documents filed with the SEC, without charge, once available, at the SEC’s website at www.sec.gov, or by directing a request to BurTech Acquisition Corp., 1300 Pennsylvania Avenue, Suite 700, New York, NY 20006, Attention: Roman Livson, Chief Financial Officer.

Participants in Solicitation

BurTech, Blaize, and their respective directors, executive officers, other members of management, and employees, under SEC rules, may be deemed to be participants in the solicitation of proxies from BurTech’s stockholders in connection with the proposed transaction. Information regarding the persons who may, under SEC rules, be deemed participants in the solicitation of BurTech’s stockholders in connection with the proposed transaction, including the names of such persons and a description of their respective interests, is set forth in BurTech’s Annual Reports on Form 10-K, Quarterly Reports on Form 10-Q and Current Reports on Form 8-K. Additional information regarding the interests of those persons and other persons who may be deemed participants in the proposed transaction may be obtained by reading the Registration Statement regarding the proposed transaction when it becomes available. Stockholders will be able to obtain copies of the documents described in this paragraph that are filed with the SEC, once available, without charge at the SEC’s website at www.sec.gov, or by directing a request to BurTech Acquisition Corp., 1300 Pennsylvania Avenue, Suite 700, New York, NY 20006, Attention: Roman Livson, Chief Financial Officer.

No Offer or Solicitation

This press release is not a proxy statement or solicitation of a proxy, consent or authorization with respect to any securities or in respect of the proposed transaction and does not constitute an offer to sell or a solicitation of an offer to buy any securities of BurTech or Blaize, nor shall there be any sale of any such securities in any state or jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of such state or jurisdiction. No offer of securities shall be made except by means of a prospectus meeting the requirements of the Securities Act.

Item 9.01.	Financial Statements and Exhibits.

 (d) Exhibits

The following exhibits are being filed herewith:

Exhibit No.	Description
99.1	Press Release, dated December 4, 2024.
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BURTECH ACQUISITION CORP.

By:	/s/ Shahal Khan
Name:	Shahal Khan
Title:	Chief Executive Officer

Dated: December 4, 2024

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